SUPPLEMENT DATED MARCH 1, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF MATTHEWS ASIA FUNDS DATED APRIL 30, 2018, AS SUPPLEMENTED

For all existing and prospective shareholders of Matthews Asia Funds (the “Trust”):

At a meeting held on February 26-27, 2019, the Board of Trustees of the Trust approved the Trust’s updated policies and procedures related to the disclosure of portfolio holdings.

Accordingly, effective immediately, the disclosure in the “Disclosure of Portfolio Holdings” section on pages 35-36 is hereby replaced in its entirety with the following:

In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with BNY Mellon and Matthews (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

(i) The Funds will send shareholders portfolio holdings in the Funds’ annual and semi-annual reports, which are mailed to shareholders and posted on the Funds’ website.

(ii) The Funds may release top ten holdings on a monthly basis via the Funds’ website and/or written communication generally within 10 days of month end.

(iii) For Matthews Asia Dividend Fund, Matthews Asia Small Companies Fund, Matthews Emerging Asia Fund, Matthews Asia ESG Fund, Matthews India Fund and Matthews Japan Fund, preliminary holdings may be released on a quarterly basis 30 days after quarter end, and final holdings may be released on a quarterly basis 60 days after quarter end, via these Funds’ website and/or written communication. For the remaining Funds, preliminary holdings may be released on a monthly basis 30 days after month end, and final holdings may be released on a monthly basis 60 days after month end, via these Funds’ website and/or written communication.

(iv) BNY Mellon may send portfolio holdings to nationally recognized rating agencies via electronic transmission on a monthly or other periodic basis as requested.

(v) The Funds and the Service Providers may disclose the Funds’ portfolio security holdings in advance of general release and without delay to parties with which the Funds have ongoing arrangements to make this information available. Those parties receive such disclosure in connection with their day-to-day operations and management of the Funds and include the Funds’ custodian bank, Brown Brothers Harriman & Co.; Fund accountant, The Bank of New York Mellon; independent registered public accounting firm, PricewaterhouseCoopers LLP; pricing service providers, ICE Data Services and Thomson Reuters; and financial printer, Donnelley Financial Solutions. The Funds also may disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. Specifically, these parties include Bloomberg Finance L.P., FactSet Research Systems Inc., and ACA Compliance Group. Neither the Funds nor Matthews receive any compensation or other consideration in connection with any of these disclosure arrangements.

(vi) The Funds may disclose the Fund’s portfolio holdings on a confidential basis to other selected third parties only with the prior consent of a member of Matthews’ Compliance Department who is Director level or above (“Compliance”) and when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to them commencing their duties; and disclosure to a rating or ranking organization. Currently the Funds have no such disclosure arrangements in place. In accordance with the Policies, third parties are required to keep confidential any information disclosed to them in accordance with the terms and conditions in non-disclosure agreements and/or confidential agreements, and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. Such selected disclosure of portfolio holdings will be reported to the Board of Trustees at its next regular meeting, and such report should state the business purpose of the disclosure.

(vii) As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, Form N-Q, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Certain separate client accounts managed by Matthews or its affiliates may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and the separate account holdings that are disclosed to the separate account client or others under the terms of the client’s investment management agreement could be similar or identical to a Fund’s holdings. As a result, it is possible that those clients may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions for portfolio investments.

The Policies may not be waived, or exception made, without the prior written consent of Compliance. Compliance may not waive or make exception to the Policies unless such waiver or exception is in furtherance of a legitimate business purpose and Compliance believes that there is no inherent conflict in doing so. In determining whether to permit a waiver of or exception to the Policies, Compliance will consider the purpose of the proposed disclosure, whether the proposed disclosure could provide the recipient with an advantage over other Fund shareholders and whether the proposed disclosure gives rise to a conflict of interest between the Funds’ shareholders and Matthews, the Funds’ principal underwriter or other affiliated person. Compliance will report all waivers of or exceptions to the Policies to the Board and will promptly notify the Board of any misuse and/or non-compliance with the Policies. The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in inappropriate ways beyond the control of the Funds.

Please retain this Supplement with your records.